UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2012

Vistaprint N.V.

(Exact Name of Registrant as Specified in Charter)

The Netherlands	000-51539	98-0417483
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Hudsonweg 8 Venlo The Netherlands		5928 LW
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 31 77 850 7700

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

Vistaprint N.V. held its Annual General Meeting of Shareholders on November 8, 2012, at which our shareholders took the following actions on the following proposals. There were 34,255,964 ordinary shares of Vistaprint issued, outstanding, and eligible to vote at the record date of October 11, 2012.

(1) Our shareholders reappointed Mark T. Thomas as a member of our Supervisory Board to serve for a term of four years ending on the date of our annual general meeting of shareholders in 2016.

(2) Our shareholders appointed Hauke Hansen as a member of our Management Board to serve for a term of four years ending on the date of our annual general meeting of shareholders in 2016.

(3) Our shareholders adopted our statutory annual accounts, as prepared in accordance with Dutch law, for the fiscal year ended June 30, 2012.

(4) Our shareholders discharged the members of our Management Board from liability with respect to the exercise of their duties during the year ended June 30, 2012.

(5) Our shareholders discharged the members of our Supervisory Board from liability with respect to the exercise of their duties during the year ended June 30, 2012.

(6) Our shareholders authorized our Management Board, acting with the approval of the Supervisory Board, to repurchase up to 6,800,000 of our issued and outstanding ordinary shares until May 8, 2014.

(7) Our shareholders authorized our Management Board, acting with the approval of the Supervisory Board, to repurchase up to 3,400,000 of our issued and outstanding ordinary shares until May 8, 2014.

(8) Our shareholders approved an amendment to our articles of association to reduce our authorized capital to 2,000,000 Euros divided into 100,000,000 ordinary shares and 100,000,000 preferred shares.

(9) Our shareholders approved the cancellation of 5,869,662 ordinary shares held in our treasury account.

(10) Our shareholders appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2013.

(11) Our shareholders approved our non-binding “say on pay” proposal regarding the compensation of our named executive officers, as described in the Compensation Discussion and Analysis, executive compensation tables and accompanying narrative disclosures in our definitive proxy statement dated October 17, 2012.

The voting results for each proposal are as follows:

Proposal	Votes FOR	Votes AGAINST	Abstentions		Broker Non-Votes
1. Reappoint Mark T. Thomas to Supervisory Board	28,625,277	12,789	204,382	*	2,762,506
2. Appoint Hauke Hansen to Management Board	28,189,175	17,211	636,062	*	2,762,506
3. Adopt statutory annual accounts	31,547,535	2,632	54,787		0
4. Discharge Management Board from liability	31,435,123	163,137	6,694		0
5. Discharge Supervisory Board from liability	31,431,654	166,606	6,694		0
6. Authorize repurchase of 6,800,000 ordinary shares	26,012,867	5,583,267	8,820		0
7. Authorize repurchase of 3,400,000 ordinary shares	31,579,940	15,768	9,246		0
8. Approve amendment to articles of association	31,564,923	33,666	6,365		0
9. Approve cancellation of treasury shares	28,818,874	20,355	3,219		2,762,506
10. Appoint Ernst & Young LLP	31,407,514	193,125	4,315		0
11. Approve executive compensation (non-binding)	27,997,882	835,158	9,408		2,762,506

*	In the case of the appointment of a Supervisory Board or Management Board member, an abstention was considered a vote FOR the other nominee named in our definitive proxy statement dated October 17, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2012	VISTAPRINT N.V.

	By:	/s/ Michael C. Greiner
Michael C. Greiner
Chief Accounting Officer